EXHIBIT 10.17

                        APPROVED BY THE ATTORNEY GENERAL

                                            -------------------- -------------
                                            CONTRACT NUMBER      AM. NO.
                                            ICM03232
                                            -------------------- -------------
                                            TAXPAYER'S FEDERAL EMPLOYER
                                            IDENTIFICATION NUMBER
                                            54-1433399
                                            -------------------- -------------

         THIS AGREEMENT, made and entered into this 1st day of April ___, 2004 under the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

-------------------------------------------- --------------------------------
TITLE OF OFFICER ACTING FOR STATE            AGENCY
Institution Medical Contracts Section        Department of Corrections,       hereafter called the State, and
CONTRACTOR'S NAME
-------------------------------------------- --------------------------------
TELESCIENCE INTERNATIONAL, INC., DBA,                                         hereafter called the Contractor.
     TELESCIENCE MEDICAL SYSTEMS
-----------------------------------------------------------------------------

WITNESSETH: That the Contractor for and m consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby, agree to furnish to the State services and materials as follows:
(Set forth service to be rendered by Contractor, amount to be paid Contractor, time for performance or completion, and attach plans and specifications, if any.)


         This is a Master Contract in which the Contractor agrees to provide temporary/relief Psychiatric Technician(s) for institutions as identified in
Exhibit 1, Hierarchy Chart, under the California Department of Corrections, hereafter known as CDC. The CDC is mandated to provide medical services for inmates at CDC correctional institutions. A Notice to Proceed (NTP) shall be executed for each participating institution listed in Attachment D. This contract is not exclusive and CDC reserves the right to contract with other Contractors for the same service. There is no monetary obligation on this Master Contract; funds for each institution will be encumbered on an NTP.

         Services   shall  be  provided  in   accordance   with  the   following
Attachments, attached and hereby incorporated into this contract by this reference.

Attachment A - Scope of Services
Attachment B - General Terms and Conditions
Attachment C - Bid Proposal
Attachment C-1 - Rate Sheet
Attachment D - Participating Institutions
Attachment E - Regional Accounting Offices

         The term of this  contract  shall be April 1,  2004  Through  March 31,
2007.

         The estimated contract amount shall not exceed FOURTEEN MILLION FOUR HUNDRED NINETY TWO THOUSAND NINE HUNDRED TWENTY FIVE DOLLARS ($14,492,925.00). The State makes no commitment, written or implied, as to the total amount to be expended during the term of this agreement.

CONTINUED ON                    40     SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
=====================================================================================================================
The provisions, on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
=====================================================================================================================
                 STATE OF CALIFORNIA                                         CONTRACTOR
------------------------------------------------ --------------------------------------------------------------------
AGENCY                                           CONTRACTOR (if other than an individual, state whether a corporation, partnership, etc.)

Department of Corrections                        TELESCIENCE INTERNATIONAL, INC., DBA
                                                 TELESCIENCE MEDICAL SYSTEMS
------------------------------------------------ --------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)                        BY (AUTHORIZED SIGNATURE)
                                                 /s/ Christopher M. Wallace
------------------------------------------------ --------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING                   PRINTED NAME OF PERSON SIGNING
Debra L. Smith, Chief                            Christopher M. Wallace, Vice President
------------------------------------------------ --------------------------------------------------------------------
TITLE                                            ADDRESS,
Institution Medical Contracts Section            8150 Leesburg Pike No. 1200, Vienna,, Virginia, 22182
                                                 (703) 641-8890 Ext. 133
------------------------------------------------ --------------------------------------------------------------------
                                                                                      Department of General Services
                                                                                                  Use Only
                                                                                      ===============================

         1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

         2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, act in an, independent capacity and not as officers or employees or agents of State of California.

         3. The State may terminate this agreement and be relieved of the payment, of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

         4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

         5. Time is of the essence in this agreement.

         6. No alteration, or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

         7. The consideration to be paid Contractor, as , provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

============================================================================================================================
AMOUNT ENCUMBERED BY THIS               PROGRAM/CATEGORY (CODE AND TITLE)                       FUND TITLE
DOCUMENT                                99-Clearing Account                                     General Fund
                                        ------------------------------------------------------------------------------------
$0                                      (OPTIONAL USE)
----------------------------------------
PRIOR AMOUNT ENCUMBERED FOR             Various
                                        ------------------------------------------------------------------------------------
THIS CONTRACT                           ITEM                                 CHAPTER          STATUTE    FISCAL YEAR
                                                                             157              2003       03/04
                                                                             Pending          2004       04/05
                                                                             Pending          2005       05/06
                                        5240-001-0001-Various                Pending          2006       06/07
----------------------------------------
TOTAL AMOUNT ENCUMBERED TO
                                        ------------------------------------------------------------------------------------
DATE                                    OBJECT OF EXPENDITURE (CODE AND TITLE)
$0
----------------------------------------------------------------------------------------------------------------------------
I hereby certify upon my own personal knowledge that budgeted funds are available     T.B.A. NO.      B.R. NO.
for the period and purpose of the expenditure stated above.
----------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                                                                 DATE
X
============================================================================================================================


                                      HIERARCHY CHART

                ---------------------------------------------------------
                  INSTITUTION GROUP                PSYCHIATRIC TECHNICIAN
                ---------------------------------------------------------
                1:    PBSP                                   FIFTH
                2.    CCC, HDSP                            SECONDARY
                3.    DVI, MC, SCC                         SECONDARY
                4.    CMF, SOL                             SECONDARY
                5.    FSP, SAC                             SECONDARY
                6.    SQ                                   SECONDARY
                7.    CCWF, VSPW                            PRIMARY
                8.    SVSP, CTF                            TERTIARY
                9.    ASP, PVSP                             PRIMARY
                10.   COR, CSA                              PRIMARY
                11.   NKSP, WSP                            SECONDARY
                12.   CCI, LAC                             SECONDARY
                13.   CMC                                  SECONDARY
                14.   CIM, CIW, CRC                         FOURTH
                15.   CAL, CEN                             TERTIARY
                16.   CVSP, ISP                            SECONDARY
                17.   RJD                                  SECONDARY

Telescience International, Inc., DBA                                Attachment A
     Telescience Medical Systems


                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                                SCOPE OF SERVICES

                TEMPORARY RELIEF PSYCHIATRIC TECHNICIAN SERVICES

                              CONTRACT NO. ICM03232

INTRODUCTION/SERVICES

         The Contractor shall provide temporary/relief Psychiatric Technician(s) for institutions under the California Department of Corrections (CDC). The Contractor shall provide the psychiatric technician(s) on an as needed basis for the term of the contract for inmate/patients within the confines of the prison grounds. Services will be utilized to temporarily fill vacancies and may be used for long-term sick leave replacement of the Department of Corrections staff. Psychiatric Technician(s) shall work under the clinical direction of the Health Care Manager/Chief Medical Officer (HCM/CMO), Chief Psychiatrists or designee. The Contractor assumes full responsibility for the provision of these services.

         The Contractor shall provide services in accordance with CDC Medical Standards of Care and National standards.

         Any and all services performed outside the scope of this agreement will be at the sole risk and expense of the Contractor.

         The Contractor agrees that all expenses associated with travel to and from the institution, lodging and all training expenses, such as continuing medical education for referred personnel shall be at the expense of the Contractor or the Psychiatric Technician(s) and will not be separately reimbursed by CDC.


INMATE HEALTH CARE

         The Contractor acknowledges that CDC is not obligated to provide or pay for inmate health care services or treatment beyond those, which are essential to prevent death or permanent or severe disability. If health care service or treatment is nonessential or could safely be deferred until the inmate is released from custody when he/she is able to arrange for services for him/herself then CDC shall defer services. Prior authorization must be obtained and documented in the inmate's health record for those excluded health care services or treatments listed in CDC's Medical Standards of Care.


DUTIES/PERFORMANCE

         Psychiatric Technician duties shall include, but not be limited to:

         1. Give a basic level of general behavioral and psychiatric nursing care to mentally or developmentally disabled inmates/patients.

         2. Conduct daily clinical rounds and monitoring of inmates/patients with signs and symptoms of mental illness.

         3. Under general supervision, performs psychiatric nursing procedures such as administering medications and treatments, including, hypodermic injections, urinary catheterizations, enemas and taking and charting temperature, pulse, blood pressure and respiration.

         4. Work with other disciplines as part of Treatment Team to provide an overall treatment program for inmates/patient.

         5. Assist in the development of group and individual therapy regimens. Act as a provider of group therapy to inmates.

         6. Providing liaison activities with Custody personnel in management of mentally or developmentally disabled inmates/patients.

         7. Observes inmates/patients physical condition and behavior and report significant changes.

         8. Prepares and cares for inmate/patient(s) during treatment.

         9. Gives first aid as needed.

         10.  Participates  as  a  member  of  the  multidisciplinary  team  the
development   of   treatment   plans  and   objectives   from   assessments   of
inmates/patient(s).

         11.   Helps  to  create  a  safe  and   therapeutic   environment   for
inmate/patient(s).


HOURS OF OPERATION

         Services will be provided on an as needed basis in accordance with Attachment D.


REQUEST FOR SERVICE

         The Contractor shall have a locally based contact person available by telephone twenty-four (24) hours a day. TELEPHONE ANSWERING DEVICES (E.G., MESSAGE MACHINES) ARE NOT ACCEPTABLE. The initial contact to request services may be by telephone; however, CDC shall follow up immediately with a facsimile request. The Contractor shall respond to the Institution's request for services within two (2) hours of the initial contact.

         Psychiatric Technician services may be ordered twenty-four (24) hours a day, seven (7) days a week, including holidays. The Contractor shall provide Psychiatric Technician(s) within the time frames specified by the Institution contract liaison. Requests for services shall be for eight (8) hours or less per day upon mutual agreement between the Contractor and HCM/CMO, Chief Psychiatrist or designee.

         When requesting services, CDC shall inform the Contractor of 1) the duration of services, 2) the number of Psychiatric Technician's required, and 3) the shift assignment(s). The Contractor must be able to provide Psychiatric Technician(s) who will work a regular work schedule of eight (8), ten (10) or twelve (12) hours per day. If the needs of the Institution are for a shift greater than eight (8) hours (i.e., 10 or 12 hours), the Contractor shall provide sufficient personnel to cover the requested shift. The Contractor may use multiple staff to cover any shift greater than eight (8) hours in order to avoid the payment of overtime. Any overtime related to this coverage shall be paid for by the Contractor. If the duration of services must be extended, CDC shall make every attempt to notify the Contractor not less than seventy-two (72) hours before the end of the current service period. The Institution's HCM/CMO, Chief Psychiatrist or designee shall document the request in writing.

         CDC may cancel or change the Psychiatric Technician(s) assignments by telephone, without incurring any liability, up to eight (8) hours before a scheduled reporting time. If CDC cancels or changes a requested assignment less than eight (8) hours before a scheduled, reporting time, and referred personnel reports as scheduled, CDC shall pay staff for half the hours staff would have worked at the daily 2nd Shift rate.

         When services are needed, the lowest "primary" contractor shall be contacted first. WHEN and ONLY IF, the lowest contractor is unable to provide the requested services, the second lowest contractor shall be contacted, this process will be repeated based on the number of contracts awarded. This process will take place each time the Institution contacts the Contractor to provide services. Contractors with multiple contracts for the same service and same institution shall be obligated to provide services at the rates in the primary contract until all the obligations (i.e., # of hours, etc.) under the primary contract are attained before the secondary or subsequent contract can be in effect. The only exception to this provision would be if the second or subsequent contract rates were lower than the primary contract rates. The CDC has the sole right to determine which contract will be in effect.

         The contract is not a guarantee of business, and is subject to change depending on CDC's ability to fill staff vacancies and/or the return to work of CDC staff from long-term sick leave. However CDC shall endeavor to provide five
(5) working days notice prior to cancellation of provider(s) assignment.


SCHEDULING

         The Contractor and the Contractor's provider(s) shall ensure that all ordered Psychiatric Technician services have prior authorization and are mutually agreed upon between' the HCM/CMO, Chief Psychiatrist or designee and the Contractor.

         At the time of scheduling, CDC shall provide the Contractor with the following information:

         1. The duration of services,

         2. The number of Psychiatric Technicians required, and

         3. The shift assignment(s).

         This is a good faith estimate based on the circumstances known to CDC at the time of the request. If the duration of services must be extended, CDC shall make every attempt to notify the Contractor not less than five (5) working days before the end of the current service period. The request shall be documented in writing by the institution's HCM/CMO, Chief Psychiatrist or designee.

         CDC may cancel or change requested provider assignments by telephone, without incurring any liability, up to twenty-four (24) hours before a provider's scheduled reporting time. If cancellation time occurs less than twenty-four (24) hours before reporting, the institution shall be responsible for finding suitable tasks (commensurate with licensure) for the provider during the next shift following the request to cancel. The Contractor shall notify CDC at least twenty-four (24) hours in advance of scheduled services if unable to provide services for reasons other than illness or immediately provide replacement staff to avoid disruption of service.

OVERTIME PAY RATE ALLOWANCES

         The Contractor shall be responsible for rotating staff and providing relief staff to avoid Contractor's payment of overtime. CDC shall only pay overtime to the Contractor for unanticipated events, such as an institution emergency after a regular work schedule greater than eight (8) hours or lock-down at time and one-half (1-1/2) the hourly rate identified in the Contractor's Bid Proposal (Attachment C-1) when authorized by the HCM/CMO, Chief Psychiatrist or designee.

         If an unanticipated overtime situation arises, the Contractor must obtain written approval from the HCM/CMO, Chief Psychiatrist or designee for payment of overtime. The Contractor's failure to obtain written approval for overtime will make the Contractor the responsible party for the payment of any unauthorized overtime to affected personnel. If the HCM/CMO, Chief Psychiatrist or designee approves the overtime, a copy of the approval letter must accompany the monthly invoices.

         The Contractor shall guarantee that California Labor Code,  Division 2,
Part 2, Chapter 1, Sections 500 through 558, have been complied with when providing personnel to work the alternate and/or regular work schedule.


HOLIDAY PAY RATE ALLOWANCES

         CDC shall pay holiday rates for official State of California holidays to the Contractor at time and one-half (1-1/2) the hourly rate as identified in the Contractor's Bid Proposal (Attachment C-1). California State Holidays are:
New Year's Day; Martin Luther King, Jr. Day; Lincoln's Birthday; Washington's Birthday; Cesar Chavez Day, Memorial Day; Independence Day; Labor Day; Columbus Day; Veteran's Day; Thanksgiving Day; Day after Thanksgiving and Christmas Day.

         Holiday rates will be paid commencing with the 1st Shift work hours before the holiday through the 3rd Shift work hours on the actual holiday. Services are to be provided, for a variety of shifts, which are not limited to the following: Example: the Christmas Holiday would be paid at time and one-half (1-1/2) as follows:

                  December 24th, 1st Shift - 10:30 p.m. to 6:30 a.m.

                  December 25th, 2nd Shift - 6:30 a.m. to 2:30 p.m.

                  December 25th, 3rd Shift - 2:30 p.m. to 10:30 p.m.


FAILURE TO PERFORM

         In order to determine if industry standards and departmental/institution policies, and procedures, are adhered to and maintained, CDC will routinely evaluate the work performance of all personnel assigned to CDC. Any personnel who fails to perform, does not meet the minimum qualifications, or who is physically or mentally incapable of performing the required duties of the position, shall not tie permitted to perform service. The HCM/CMO, Chief Psychiatrist or designee shall state in writing the reasons the personnel do not meet qualifications and CDC shall not be required to pay the Contractor for any hours worked by such personnel. The Contractor will be required to provide an immediate replacement.

         Failure to provide services on three (3) or more occasions may result in the institution not having to contact your company prior to going to the other providers for the duration of the contract term.

LICENSES/PERMITS/CERTIFICATIONS REQUIREMENTS

         The Contractor shall possess and maintain throughout the term of this contract a license to do business in the State of California and shall maintain, at Contractor's expense, any and all necessary license(s), permit(s), and certificate(s) required by law. Such license(s), permit(s), and certificate(s) shall be in full force and effect prior to conducting any work required in connection with this contract.

         Contractors located within the State of California shall meet all terms and conditions for operating a business in the, city/county in which the business is headquartered. Contractors which are corporations located within the State of California may submit a copy of the incorporation documents/letter from the Secretary of State. Contractors located outside the State of California shall meet all terms and conditions for operating a business in the state, province, or country in which it is headquartered, and shall submit an affidavit to show that the business is in good standing in that state, province, or country.

         Psychiatric Technician(s) must possess a valid license to practice as a Psychiatric Technician issued by the California Board of Vocational Nurse and Psychiatric Technician Examiners. Copies of the licensing documents are required for all personnel designated for assignment to CDC and shall be submitted to the Institution's contract liaison prior to providing services.

         Prior to providing services as outlined in this contract, the Contractor shall submit to the HCM/CMO, Chief Psychiatrist or designee copies of all licenses, permits, and certifications including but not limited to the following:

         1. Resume

         2. California Board of Vocational Nurse and Psychiatric Technician Examiners License

         3. Health Care Provider CPR Card (American Heart or Red Cross).

         4. Tuberculosis Clearance.

         The Contractor is responsible for verifying through the appropriate licensing board that no adverse actions have been taken by State licensing authorities against any personnel assigned to CDC, and that all licenses are active and void of misconduct. CDC may, at its discretion, verify the current status of personnel assigned.

         The Contractor shall ensure that all licenses, permits, certifications, and other requirements as outlined herein are current and in effect at all times during the term of this contract. In the event the required licenses and/or certifications are to expire, the Contractor shall provide current/renewed license/certification(s) to CDC not less than thirty (30) calendar days prior to its expiration. If, during the course of this contract, any of the licenses and requirements as stated herein are found to be inactive or not in compliance, CDC may immediately terminate this contract.


PERSONNEL

         The institutions shall approve in advance all required personnel assigned to the contract. If any employee of the Contractor is unable to perform due to illness, resignation, or factors beyond the Contractor's control, the Contractor shall immediately submit qualifications of proposed substitute personnel to the Institution for approval. Failure to do so may be cause for termination of this contract.

         Personnel referred through this contract must be proficient in the English language: be able to speak fluently, understand oral and written communications, and write effectively in the English language. Any personnel referred who fails to meet the minimum qualifications shall not be permitted to perform service. The HCM/CMO, Chief Psychiatrist or designee shall state in writing the reason(s) the referred personnel does not meet minimum qualifications. CDC shall not pay the Contractor for any hours worked by the referred personnel.


CONTRACT LIAISON

         The contract liaison for each Institution is listed in Attachment D. The Institution's contract liaison or designee shall pre-arrange all needed services to assure continuity of care and minimize the disruption of CDC's workload.


CONTRACT OR'S RESPONSIBILITIES

         Upon request by CDC, the Contractor shall provide the name, date of birth, Social Security number, and valid state driver's license or identification card number of all prospective employees for the Institution's security check and gate clearance approval.

         The Institution's contract liaison shall be notified of any additions or corrections to the Contractor's list of prospective employees at least five;
(5) working days before the employee's start date.

         The Contractor shall obtain at least two (2) reference checks on each staff member and maintain records of verification. Such records shall include the following:

         1. Name of person contacted and date

         2. Name of previous facility/areas/units worked

         3. Length of employment, and

         4. Rehire status


CDC ORIENTATION/TRAINING

         Prior to any work assignment, the Contractor shall ensure that personnel attend the appropriate orientation/training provided by CDC. This orientation/training provided by CDC personnel will ensure that all Contractor personnel assigned to CDC are familiar with the California Code of Regulations, Title 15, CDC Director's Rules and Regulations and any by-laws that may apply. Orientation/training will include, but not be limited to, the following:

         1.       Required    documents   to   be   carried   (e.g.,    license,
                  Cardiopulmonary Resuscitation (CPR) card, CDC identification badge, registry identification)

         2. Administrative and nursing policies/procedures specific to patient care area

         3.       Infection Control

         4.       OSHA regulations relating to Bloodborne Pathogen:

         5.       CDC Tuberculosis (TB) Exposure Control Plan

         6. Patient/Personal Safety relating to fire, electrical, disaster preparedness, hazardous material, equipment safety and management, Proposition 65/"Employee Right to Know," Advanced Directives and Patients Rights

         7.       Inmate security policies and procedures

         8.       Reporting for beginning/ending of shift assignment

         9.       Rules governing overtime

         10.      Uniform or dress code

         11.      Reporting of personal illness

         12.      Reporting of industrial illness or injury

         13. Background Investigations, Fingerprinting, and Digest of Laws Relating to Association with Prison Inmate Requirements

         14. Rules governing authorization to be on CDC premises (limited to scheduled work hours or orientation/training): and

         15. Rules governing gate clearance requirements (must be met no less than seven (7) days prior to-first scheduled visit and shall include: Psychiatric Technician's name, valid state driver's license or identification card number, Social Security Account Number, and date of birth. This information shall be provided to the Institution's contract liaison person listed herein).

         Each   staff   member   will  be  paid  for  the  time   spent  in  the
Orientation/Training class after the staff member has worked a minimum of seventy-two (72) hours in excess of the orientation hours.

         The Contractor shall maintain all employee records, including all records of required health examinations, employment records such as W-2 Forms, etc., for a minimum of three (3) years following the termination of employment of any Psychiatric Technician(s) assigned to CDC.

         To maintain continuity of services and ensure safety for all workers should a prolonged need for services develop, the Contractor shall make available to CDC only those, licensed Psychiatric Technician(s) who have completed the CDC Orientation/Training.


INSPECTIONS

         Inspections shall be carried out by the HCM/CMO, Chief Psychiatrist or designee at various times during the contract term to check on the quality of work and determine acceptability or work performed before contract payment with be approved.


DEPARTMENT OF CORRECTIONS CONTACT INFORMATION

         Should questions or problems arise during the term of this contract, the Contractor should contact the following offices:

SCOPE OF SERVICES/PERFORMANCE ISSUES

         Refer to Attachment D


BILLING PAYMENT ISSUES:

         Refer to Attachment E


GENERAL CONTRACT ISSUES:

         Office of Contract Services
         Phone Number (916) 323-8718
         Fax Number (916) 323-2292


SECURITY REGULATIONS

         The Contractor and/or subcontractors or referred personnel shall cooperate with institutional authorities by observing and complying with all CDC rules and regulations presently enforced.

         The Contractor shall not cause undue interference with the operations of the institution.

         No picketing is allowed on State property.

         The Contractor will ensure that employees have read the "Digest of Laws Relating to Association with Prison Inmates", prior to beginning work. The Contractor is responsible for the supervision of its employees and is cautioned to train and re-brief employees on the provisions of the Digest as necessary.


CLOTHING/ATTIRE

         The Contractor agrees that while on institution grounds, all agents, employees, and/or representatives of the Contractor shall be professionally and appropriately attired and shall work in clothing distinct from that worn by inmates at the institution. The Contractor's employees will not wear blue or gray denim jeans/pants/trousers or chambray shirts, as this is inmate attire. Also, the Contractor's employees shall not wear orange/red/yellow jumpsuits or rainwear. Those requirements apply when entering and exiting the institution through all entrance gates.


GATE CLEARANCE

         All the Contractors' employees must be cleared prior to undertaking service. The Contractor will be required to complete a Request for Gate Clearance for all persons entering the facility a minimum of five (5) working days prior to commencement of service. The Request for Gate Clearance must include the person's name, social security number, valid state driver's license number or identification card number and date of birth. Information shall be submitted to the Contract Liaison or his/her designee. CDC uses the Request for Gate Clearance to run a California Law Enforcement Telecommunications System (CLETS) check. The check will include Department of Motor Vehicles check, Wants and Warrants check, and Criminal History check.

         Gate clearance may be denied for the following reasons individual's presence in the institution presents a serious threat to security, individual has been charged with a serious crime committed on institution property, inadequate information is available to establish positive identity of prospective individual, arid/or deliberate falsification of identity by the prospective individual.

         The Contractor must notify the State of any changes of those personnel allowed access to State premises for the purpose of providing services outlined herein. The State reserves the right to conduct fingerprinting and clearance of all Contract personnel through the Department of Justice, Bureau of Criminal Identification and Information prior to being permitted access to the premises.

         All persons entering the facilities must have a valid state driver's license or photo identification card on their person.


VEHICLES, PARKING AND SITE ACCESS

         As directed by the Entrance Gate Officer and Contract Liaison, the Contractor and its employees may enter the institution through the main entrance gate. Private and nonessential vehicles shall be parked in the visitor's lot.

         All persons shall remove ignition keys from their vehicles when they are out of the vehicle. Unattended vehicles shall be locked. The Contractor's equipment shall be rendered temporarily inoperative when not in use, by locking or other means. Loss of time in checking in arid out shall be borne by the Contractor.

         In order to maintain prison security, searches on site may become necessary, and keys must be furnished to provide access to all locked areas or places on the site and for periodic fire prevention inspections. The State shall in no way be responsible for the Contractor's loss due to fire.


INSPECTIONS

         Inspections shall be carried out by the HCM/CMO, Chief Psychiatrist or designee at various times during the contract term to check on the quality of work and determine acceptability of work performed before contract payment will be approved.


INVOICING REQUIREMENTS

         The Contractor shall prepare invoices for payment as stated in Attachment B, General Terms and Conditions, Invoices and Payment clauses and shall ensure the following information is included on all invoices submitted:

         1. Contractor's name, address, Master Contract Number and institution's Notice to Proceed Number;

         2. CDC institution;

         3. Type of service;

         4. The mental health program (EOP, CCMS, Crisis, Board of Prison Term Review, etc.) where work was conducted each day;

         5. The facility (Housing Unit, Yard, Infirmary/CTC) where work was conducted each day;

         6. Name of Provider and Number of hours worked each day;

         7. Inmate/patient name(s) and CDC number(s); and,

         8. All required worksheets and recaps.

Telescience International, Inc., DBA                                Attachment B
      Telescience Medical Systems


                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                       GENERAL GENERALTERMS AND CONDITIONS

                TEMPORARY/RELIEF PSYCHIATRIC TECHNICIAN SERVICES

                              CONTRACT NO. ICM03232


INVOICING AND PAYMENT

         For services satisfactorily rendered and upon receipt and approval of the invoices, the State agrees to compensate the Contractor for actual expenditures incurred in accordance with the rates specified in the Contractor's Bid Proposal.

         Invoices shall include the Master Contract Number and the Notice to Proceed (NTP) for the specific institution and be submitted in triplicate not more frequently than monthly in arrears to the appropriate Regional Accounting Office fisted in Attachment E.

         Payment will be made in accordance with and within the time specified in Government Code Section 927 et seq. Payment to small businesses shall be made in accordance with and within the time specified in Government Code Section 927 et seq.

         It is mutually agreed that if the California State Budget Act for the current fiscal year and/or any subsequent fiscal years covered under this Agreement does not appropriate sufficient funds for the program, this Agreement shall be of no further force and effect. In this event, the State shall have no liability to pay any funds whatsoever to the Contractor, or to furnish any other considerations under this Agreement, and Contractor shall not be obligated to perform any provisions of this Agreement.

         If funding for the purposes of this program is reduced or deleted for any fiscal year by the California State Budget Act, the State shall have the option to either cancel this Agreement with no liability occurring to the State, or offer an Agreement amendment to the Contractor to reflect the reduced amount.


ACCOUNTING PRINCIPLES

         The Contractor will adhere to generally accepted accounting principles as outlined by the American Institute of Certified Public Accountants. Dual compensation is not allowed. A Contractor cannot receive simultaneous compensation from two or more funding sources for the same services performed even though both funding sources could benefit.


AUDITS

         The State or any of its duly authorized representatives will perform periodic financial and operational reviews to determine compliance with contract provisions and shall have access and right to examine, audit, excerpt, or transcribe any books, documents, papers and records of the Contractor, which in the opinion of the State may be related or pertinent to the contract.

         The contracting parties shall be subject to the examination and audit of the State Auditor for a period of three (3) years after final payment under the contract (Government Code Section 8546.7). The examination and audit shall be confined to those matters connected with the performance of the contract, including, but not limited to, the costs of administering the contract.


MINIMUM WAGE

         The Contractor agrees to pay its employees wages not less than current California minimum wage, in accordance with Section 1182.11 of the California Labor Code.


WORKERS' COMPENSATION

         By signing this contract, the Contractor hereby warrants that it carries Workers' Compensation Insurance for all of its employees who will be engaged in the performance of this contract. If staff provided by the Contractor are defined as independent contractors, this clause does not apply.


LICENSES AND PERMITS

         The Contractor shall be an individual or firm licensed to do business in California and shall obtain at his/her expense all license(s) and permit(s) required by law for accomplishing any work required in connection with this contract.

         Contractors located within the State of California shall meet all terms and conditions for operating a business in the city/county in which the business is headquartered. Contractors which are corporations located within the State of California may submit a copy of the incorporation documents/letter issued by the Secretary of State. Contractors located outside the State of California shall meet all terms and conditions for operating a business in the state, province, or country in which it is headquartered, and shall submit an affidavit to show that the business is in good standing in that state, province, or country.

         In the event any license(s) and/or permit(s) expire ,at any time during the term of this contract, the Contractor agrees to provide CDC a copy of the renewed Licenses) and/or permit(s) within 30 days following the expiration date. In the event the Contractor fails to keep in effect at all times all required license(s) arid permit(s), the State may, in addition to any other remedies it may have, terminate this contract upon occurrence of such event.


LIABILITY FOR NONCONFORMING WORK

         The Contractor will be fully responsible for ensuring that the completed work conforms to the agreed upon terms. If nonconformity is discovered prior to the Contractor's deadline, the Contractor will be given a reasonable opportunity to cure the nonconformity. If the nonconformity is discovered after the deadline for the- completion of the project, CDC, in its sole discretion, may use any reasonable means to cure the nonconformity. The Contractor shall be responsible for reimbursing CDC for any additional expenses incurred to cure such defects.

CONTRACT APPROVAL

         Contracts are not valid unless and until approved by the Department of General Services, if such approval is required by law (Public Contract Code Sections 10335 and 10360).


CONTRACT VIOLATIONS

         The Contractor acknowledges that any violation of Chapter 2, or any other chaptered provision of the Public Contract Code (PCC), is subject to the remedies and penalties contained in PCC Sections 10420 through 10425.


RIGHT TO TERMINATE

         The State reserves the right to terminate this contract subject to 30 days written notice to the Contractor. Contractor may submit a written request to terminate this contract only if the State should substantially fail to perform its responsibilities as provided herein.

         However, the contract can be immediately terminated for cause. The term "for cause" shall mean that the Contractor fails to meet the terms, conditions and/or responsibilities of the contract. In this instance, the contract termination shall be effective as of the date indicated on the State's notification to the Contractor.

         If the contract is terminated for cause, CDC reserves the right to conduct a responsibility hearing to determine if the Contractor is a responsible bidder before an award on future contracts can be made.

         This contract may be suspended or canceled, without notice at the option of the Contractor, if the Contractor or State's premises or equipment are destroyed by fire or other catastrophe, or so substantially damaged that it is impractical to continue service, or in the event the Contractor is unable to render service as a result of any action by any governmental authority.

         CDC  reserves the right to terminate  this  contract  subject to thirty
(30) days written notice to the contractor should it be later identified as a service which can be consolidated into a statewide/regionalized contract. The CDC may exercise its option to cancel the remaining years of this contract, should it be decided that with additional institutions and/or sites, CDC will receive a better rate for the same services.


TEMPORARY NONPERFORMANCE

         If, because of mechanical failure or for any other reason, the Contractor shall be temporarily unable to perform the work as required, the State, during the period of the Contractor's inability to perform, reserves the right to accomplish the work by other means and shall be reimbursed by the Contractor for any additional costs above the contract price.


DISPUTE CLAUSE

         The parties hereto mutually agree that the resolution of any claims or disputes arising under this contract shall be resolved pursuant to the provisions of the California Department of Corrections Operations Manual.

DISABILITY PLACEMENT

         By signing this contract; the Contractor assures the State it complies with the Americans with Disabilities Act (ADA) of 1990, (42 U.S.C. 12101 et sec.), which prohibits discrimination on the basis of disability, as well as applicable regulations and guidelines issued pursuant to the ADA.


NATIONAL LABOR RELATIONS BOARD CERTIFICATION

         The Contractor by signing this contract does swear under penalty of perjury that no more than one final unappealable finding of contempt of court by a federal court has been issued against the Contractor within the immediately preceding two (2) year . period because of Contractor's failure to comply with an order of a federal court which ordered the Contractor to comply with an order of the National Labor Relations Board (Public Contract Code Section 10296).


NONDISCRIMINATION CLAUSE

         During the performance of this contract, the Contractor and its subcontractors shall not unlawfully discriminate, harass or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national. origin, disability (including HIV and AIDS), medical condition (cancer), age (over 40), marital status, denial of family care leave and pregnancy disability leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. The Contractor and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code, Section 12900 et seq.) `and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2,
Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section, 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as if set forth in full. The Contractor arid its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

         This Contractor shall include the non-discrimination and compliance provisions of this clause in all subcontracts to perform work under contract.


DRUG-FREE WORKPLACE CERTIFICATION

         By signing this contract, the Contractor hereby certifies under penalty of perjury under the laws of the State of California that the Contractor will comply with the requirements of the Drug-Free Workplace Act of 1990 (Government Code Section 8350 et seq.) and will provide a drug-free workplace by taking the following actions:

         1. Publish a statement notifying employees that unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance is prohibited and specifying actions to be taken against employees for violations.

         2. Establish a Drug-Free Awareness Program to inform employees about:

                  a. The dangers of drug abuse in the workplace;

                  b. The  person's or  organization's  policy of  maintaining  a drug-free workplace;

                  c. Any  available  counseling,  rehabilitation  and  employee assistance programs; and

                  d. Penalties that may be imposed upon employees for drug abuse violations.

         3.       Every employee who works on the proposed contract will:

                  a. Receive a copy of the company's drug-free policy statement;
                     and

                  b. Agree to abide by the terms of the company's statement as a condition of employment on the contract.

         Failure to comply with these requirements may result in suspension of payments under the contract or termination of the contract or both and the Contractor may be ineligible for award of any future. State contracts if the Department determines that, any of the following has occurred: (1) the Contractor has made false certification, or (2) violates the certification by failing to carry out the requirements as noted above.


STATEMENT OF COMPLIANCE

         For contracts over $5,000.00, the Contractor, by signing this agreement, certifies under penalty of perjury under the laws of the State of California that the he/she has, unless exempted, complied the nondiscrimination program requirements of Government. Code Section 12990 (a-f) and Title 2, California Code of Regulations, Section 8103.


FORCED, CONVICT, AND INDENTURED LABOR

         No foreign-made equipment, materials, or supplies furnished to the State pursuant to this contract may be produced in whole or part by forced labor, convict labor, or indentured labor. By submitting a bid to the State or accepting a purchase order, the contractor agrees to comply with this provision of the contract.


EMPLOYMENT OF EX-OFFENDERS

         The Contractor cannot be and will not either directly, or on a subcontract basis, employ in connection with this contract:

         1.       Ex-Offenders on active parole or probation;

         2. Ex-Offenders at any time if they are required to register as a sex offender pursuant to Penal Code Section 290 or if such ex-offender has an offense history involving a "violent felony" as defined in subparagraph (c) of Penal Code Section 667.5; or

         3. Any ex-felon in a position, which provides direct supervision of parolees.

         Ex-Offenders who can provide written evidence of having satisfactorily completed parole or probation may be considered for employment by the Contractor subject to the following limitations:

         1. The Contractor shall obtain the prior written approval to employ any such ex-offender from the Authorized Administrator; and

         2. Such ex-offender whose assigned duties are to involve administrative or policy decision-making, accounting, procurement, cashiering, auditing, or any other business-related administrative function shall be fully bonded to cover any potential loss to the State or Contractor.

CONFIDENTIALITY OF DATA

         All financial, statistical, personal, `technical and other data and information relating to State's operation, which are designated confidential by the State and made available to carry out this contract, or which become available to the Contractor in order to carry out this contract, shall be protected by the Contractor from unauthorized use and disclosure.

         If the methods and procedures employed by the Contractor for the protection of the Contractor's data and information are deemed by the State to be adequate for the protection of the State's confidential information, such methods and procedures may be used with the written consent of the State. The Contractor shall not be required under the provisions of this paragraph to. keep confidential any data already rightfully in the Contractor's possession that is independently developed by the Contractor outside the scope of the contract or is rightfully obtained from third parties.

         No reports, information, inventions, improvements, discoveries, or data obtained, repaired, assembled, or developed by the Contractor pursuant to this contract shall be released, published, or made available to any person (except to the State) without prior written approval from the State.

         The Contractor by acceptance of this contract is subject to all of the requirements of California Government Code Section 11019.9 and California Civil Code Sections 1798, et seq., regarding the collections, maintenance, and disclosure of personal and confidential information about individuals.


AMENDMENTS

         Any modification to this Agreement MUST be in writing, signed by both parties, and approved in accordance with the laws of the State of California.

         This contract may be amended to extend the term if it is determined to be in the best interest of the State. The Contractor agrees to provide services for the extended period at the rates specified in the original contract. The amendment will be in writing and signed by both parties.


REPORTABLE PAYMENT IDENTIFICATION AND CLASSIFICATION REQUIREMENTS

         The Contractor shall comply with State and Federal Reportable Payment Identification and Classification Requirements by fully completing the "Payee
Data Record". The Contractor understands and agrees that if he/she does not fully complete the Payee Data Record, the State shall reduce the total contract amount by 31 percent for federal backup withholding and 7 percent for State income tax withholding. .


INSURANCE REQUIREMENTS

         For ALL COMPANIES AND/OR BUSINESSES, the Contractor hereby represents and warrants that the Contractor is currently and shall for the duration of this' contract be insured against:

         COMMERCIAL GENERAL LIABILITY - Contractor agrees to carry a minimum of $1,000,000 per occurrence for bodily injury and property damage liability combined. The' certificate of insurance must include the following provisions:

         THE INSURER WILL NOT CANCEL THE INSURED'S COVERAGE WITHOUT 30 DAYS PRIOR WRITTEN NOTICE TO THE STATE; AND

         THE STATE OF CALIFORNIA, ITS OFFICERS, AGENTS, EMPLOYEES, AND SERVANTS ARE HEREBY NAMED AS ADDITIONAL INSURED BUT ONLY WITH RESPECT TO WORK PERFORMED FOR THE STATE OF CALIFORNIA.

         For COMPANIES AND/OR BUSINESSES, AND INDIVIDUAL PROVIDERS, Contractor hereby represents and warrants that Contractor is currently and shall remain for the duration of this contract, at Contractor's own expense, insured against:

         AUTO LIABILITY - Contractor agrees to carry a minimum of $300,000 per claim for bodily injury and property damage liability combined; and

         PROFESSIONAL LIABILITY - Contractor agrees to carry a minimum coverage of $1,000,000 per occurrence for bodily injury.

         Such coverage(s) as referenced shall be a condition of the CDC's obligation to pay for services provided under this contract. Prior to approval of this contract and before performing any work, Contractor shall furnish to the State evidence of valid coverage. The following shall be considered evidence of coverage: a certificate of insurance, a "true and certified" copy of the policy, or any other proof of coverage issued by Contractor's insurance carrier. Binders are not acceptable as evidence of coverage.

         Providing evidence of coverage to the State does not convey any rights or privileges to CDC. It does, however, serve to provide the State with proof that the Contractor is insured up to the required minimums, as required by the State. By signing this contract, the Contractor certifies that the professional liability insurance carrier has knowledge of Contractor's extension of services to CDC inmates. Such action conveys no coverage to the State under the contractor's policy nor does it insure any State employee or insure any premises owned, leased, or otherwise used by or under control of the State with respect to coverage.

         Contractor agrees that the professional liability insurance herein provided for shall be in effect at all times during the term of this contract. In the event said insurance coverage expires or is cancelled at any time during the term of this contract, Provider agrees to give at least thirty (30) days prior notice to the State before said expiration date or immediate cancellation. Evidence of coverage as provided for herein shall not be for less than the remainder of the term of the contract or for, a period of not less than one year. CDC and the Department of General Services (DGS) reserve the right to verify the Contractor's evidence of coverage; evidence of coverage is subject to the approval of DGS. In the event the Contactor fails to keep in effect at all times insurance coverage as herein provided, the State reserves the right to terminate this contract and seek any other remedies afforded by the laws of this State.


BACKGROUND CHECKS

         The State reserves the right to conduct a background check on the Contractor and/or the Contractor's personnel, as the State deems necessary prior to award or during the term of the contract. The State further reserves the right to terminate the contract should a threat to security be determined.


NOTIFICATION OF PERSONNEL CHANGES

         The Contractor must notify the State, in writing, of any changes of those personnel allowed access to State premises for the purpose of providing services outlined herein. In addition, Contractor must recover and return any State-issued identification card provided to Contractor's employee(s) upon their departure or termination.

FINGERPRINTING

         The Contractor and any employees of the Contractor may be subject to fingerprinting and clearance by the State through the Department of Justice, Bureau of Criminal Identification and Information.


LIABILITY FOR LOSS AND DAMAGES

         Any damages by the Contractor to the State's facility including equipment, furniture, materials or other State property will be repaired or replaced by the Contractor to the satisfaction of the State at no cost to the State. The State may, at its option, repair any such damage and deduct the cost thereof from any sum due Contractor under this contract.


BLOODBORNE PATHOGENS

         Provider  shall  adhere  to  CAL-OSHA's   regulations   and  guidelines
pertaining to bloodborne pathogens.


TUBERCULOSIS (TB) TESTING

         Prior to the performance of contracted duties, Contractors and any employees and/or subcontractors who are assigned to work with inmates on a regular basis shall be required to be examined, tested, or medically evaluated for TB in an infectious or contagious stage, and once a year thereafter or more often as directed by CDC. Regular basis is defined as having contact with inmates in confined quarters more than once a week.

         The Contractors and any employees and/or sub-contractors shall provide to the CDC, at no cost to the state, a CDC 7336, Employee Tuberculin Skin Test
(TST) and Evaluation, prior to assuming any contract duties, and annually thereafter, as evidence that the Contractor and any employees and or sub-contractors have been examined and found free of TB in an infectious stage. The CDC 7336 will be provided by the institution upon Contractor's request.


DIGEST OF LAWS

         Individuals  who are not  employees  of the  California  Department  of
Corrections   (CDC),  but  who  are  working  in  and  around  inmates  who  are incarcerated within California's institutions/facilities or camps, are to be apprised of the laws, rules and regulations governing conduct in associating with prison inmates. The following is a summation of pertinent information when non-departmental employees come in contact with prison inmates. By signing this contract, the Contractor agrees that if the provisions of the contract require the Contractor to enter an institution/facility or camp, the Contractor and any employee(s) and/or subcontractor(s) shall be made aware of and shall abide by the following laws, rules and regulations governing conduct in associating with prison inmates:

         1. Persons who are not employed by CDC, but are engaged in work at any institution/facility or camp must observe and abide by all laws, rules and regulations governing the conduct of their behavior in associating with prison inmates. Failure to comply with these guidelines may lead to expulsion from CDC institutions/facilities or camps.

                  SOURCE: California Penal Code (PC) Sections 5054 and 5058; California Code of Regulations (CCR), Title 15, Sections 3285 and 3415

         2. CDC does not recognize hostages for bargaining purposes. CDC has a "NO HOSTAGE" policy and all prison inmates, visitors, and employees shall be made aware of this.

                  SOURCE:  PC Sections 5054 and 5058;  CCR,  Title 15,  Sections
                           3304

         3. All persons entering onto institution/facility or campgrounds consent to a search of their person, property or vehicle at any time. Refusal by individuals to submit to a search of their person, property, or vehicle may be cause for denial of access to the premises.

                  SOURCE: PC Sections 2601, 5054 and 5058; CCR, Title 15, Sections 3173, 3177 and 3288

         4. Persons normally permitted to enter an institution/facility or camp may be barred, for cause, by the CDC Director, Warden, and/or Regional Parole Administrator.

                  SOURCE: PC Sections 5054 and 5058; CCR, Title 15, Section 3176 (a)

         5.       It is  illegal  for an  individual  who  has  been  previously convicted of a felony offense to enter into CDC institutions/facilities or camps without the prior approval of the Warden. It is also illegal for an individual to enter onto these premises for unauthorized purposes or to refuse to leave said premises when requested to do so. Failure to comply with this provision could lead to prosecution.

                  SOURCE: PC Sections 602, 4570.5 and 4571; CCR, Title 15, Sections 3173 and 3289

         6. Encouraging and/or assisting prison inmates to escape is a crime. It is illegal to bring firearms, deadly weapons, explosives, tear gas, drugs or drug paraphernalia on CDC institutions/facilities or camp premises. It is illegal to give prison inmates firearms, explosives, alcoholic beverages, narcotics, or any drug or drug.

                  SOURCE:  PC Sections  2772,  2790,  4533,  4535,  4550,  4573,
                           4573.5, 4573.6 and 4574

         7. It is illegal to give or take letters from inmates without the authorization of the Warden. It is also illegal to give or receive any type of gift and/or gratuities from prison inmates.

                  SOURCE: PC Section 2540, 2541 and 4570; CCR, Title 15, Sections 3010, 3399, 3401, 3424 and 3425

         8. In an emergency situation the visiting program and other program activities may be suspended.

                  SOURCE:  PC Section 2601; CCR, Title 15, Section 3383

         9. For security reasons, visitors must not wear clothing that in any way resembles state issued prison inmate clothing (blue denim shirts, blue denim pants).

                  SOURCE:  CCR, Title 15, Section 3171 (b) (3)

         10. Interviews with SPECIFIC INMATES are not permitted. Conspiring with an inmate to circumvent policy and/or regulations constitutes a rule violation that may result in appropriate legal action.

                  SOURCE:  CCR,  Title 15,  Sections  3261.5,  3315 (3) (W), and
                           3177.


INDEPENDENT CONTRACTOR

         All services provided by the Contractor under this contract shall be performed as an, independent contractor. The Contractor shall be responsible for withholding all applicable employee taxes.


CORPORATE STATUS VERIFICATION

         The Contractor, if a corporation, does certify under penalty of perjury that the corporation is currently in good standing with the Office of the Secretary of State and is qualified to do business in the State of California.


DISCLOSURE

         Neither the State nor any State employee will be liable to the Contractor or its staff for injuries inflicted by inmates of the State. The State will agree to disclose to the Contractor any statements known to State staff made by any inmate, which indicate violence, may result in any specific situation, and the same responsibility will be shared by the Contractor in disclosing such statements to the State staff.


ANTITRUST CLAIMS

         In submitting a bid to a public purchasing body, the bidder offers and agrees that if the bid is accepted, it will assign to the purchasing body all rights; title, and interest in and to all causes of action it may have under
Section 4 of the Clayton Act (15 U.S.C. Sec. 15) or under the Cartwright Act (Chapter 2 (commencing with Section 16700), of Part 2 of Division 7 of the Business and Professions Code), arising from purchases of goods, materials, or services by the bidder for sale to the purchasing body pursuant to the bid. Such assignment shall be made and become effective at the time the purchasing body tenders final payment to the bidder.

         If an awarding body or public purchasing body receives, either through judgment or settlement, a monetary recovery for a cause of action assigned under this chapter, the assignor shall be entitled to receive reimbursement for actual legal costs incurred and may, upon demand, recover from the public body any portion of the recovery, including treble damages, attributable to overcharges that were paid by the assignor but were not paid by the public body as part of the bid price, less the expenses incurred in obtaining that portion of the recovery.

         Upon demand in writing by the assignor, the assignee shall, within one year from such demand, reassign the cause of action assigned under this part if the assignor has been or may have been injured by the violation of law for which the cause of action arose and (a) the assignee has not been injured thereby, or
(b) the assignee declines to file a court action for the cause of action.


RECYCLE CONTENT

         Should materials, goods, supplies offered, or products be used in the performance of this contract, the contractor by signing this contract hereby certifies that the materials, goods, supplies offered, or products meets or exceeds the minimum percentage of recycled material as defined in Section 12205 of the Public Contract Code.

COMPUTER SOFTWARE

         The Contractor certifies that it has appropriate systems and controls in place to ensure that state funds will not be used in the performance of this contract for the acquisition, operation or maintenance of computer software in violation of, copyright laws.


HIRING CONSIDERATIONS

         If the contract amount is in excess of $200,000 the Contractor shall be required to give priority consideration in filling vacancies in positions funded by the contract to qualified recipients of aid under Welfare and Institutions Code Section 11200.


OFFSET CREDIT PARTICIPATION

         The State of California, in cooperation with California industry, has developed a program whereby the State of California intends to assign the offset credits associated with the foreign content of their purchases to a California company which has offset commitments in that foreign country, for use as full or partial satisfaction of the California company's offset obligation in that country. The supplier agrees to support the California company in its claim for offset credit and provide assistance to the California company, provided that the supplier does not plan to utilize the credits for its own benefits.


CHILD SUPPORT COMPLIANCE ACT

         For any contract in excess of $100,000, the contractor acknowledges in accordance with Public Contract Code Section 7110, that:

         (a) the contractor recognizes the importance of child and family support obligations and shall fully comply with all applicable state and federal laws relating to child and family support enforcement, including, but not limited to disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with Section 5200) of Part 5 of Division 9 of the Family Code; and

         (b) the contractor, to the best of its knowledge is fully complying with the earnings assignment orders of all employees and is providing the names of all new employees to the New Employee Registry maintained by the California Employment Development Department.


UNION ORGANIZING

         The Contractor by signing this agreement hereby acknowledges the applicability of Government Code Section 16645 through Section 16649 to this agreement.

         1) Contractor will not, assist, promote or deter union organizing by employees performing work on a state service contract, including a public works contract.

         2) No state funds received under this agreement will be used. to assist, promote or deter union organizing.

         3)  Contractor  will  not,  for  any  business   conducted  under  this
agreement, use any state property to hold meetings with employees or supervisors, if the purpose of such meetings is to assist, promote or deter union organizing, unless the state property is equally available to the general public for holding meetings.

         4) If Contractor incurs costs, or makes expenditures to assist, promote or deter union organizing, Contractor will maintain records sufficient to show that no reimbursement from state funds has been sought for these costs, and that Contractor shall provide those records to the Attorney General upon request.


UNION ACTIVITIES

         The Contractor hereby certifies that no request for reimbursement, or payment under this agreement, will seek reimbursement for costs incurred to assist, promote or deter union organizing.


AIR OR WATER POLLUTION VIOLATION

         Under the State laws, the Contractor shall not be:

         (1) in violation of any order or resolution not subject to review promulgated by the State Air Resources Board or an air pollution control district;

         (1) subject to cease and desist order not subject to review issued pursuant to Section 1;1301 of the Water Code for violation of waste discharge requirements or discharge prohibitions; or

         (2) finally determined to be in violation of provisions of federal law relating to air or water pollution.


CONFLICT OF INTEREST

         The Contractor and their employees shall abide by the provisions of Government Code (GC) Sections 1090, 81000 et seq., 82000 et seq., 87100 et seq., and 87300 et seq., Public Contract Code (PCC) Sections 10335 et seq,. and 10410 et seq., California Code of Regulations (CCR), Title 2, Section 18700 et seq. and Title 15, Section 3409, and the Department Operations Manual (DOM) Section 31100 et seq. regarding conflict of interest.


CONTRACTORS AND THEIR EMPLOYEES:

         Consultant Contractors shall file a Statement of Economic Interests, (FPPC Form 700) prior to commencing services under the contract, annually during the life of the contract, and within 30 days after the expiration of the contract. Other service contractors and/or certain of their employees may be required to file a Form 700 if so requested by the CDC or whenever it appears that a conflict of interest may be at issue. Generally, service contractors (other than consultant contractors required to file as above) and their employees shall be required to file a Form 700 if one of the following exists:

         (1) The contract service has been identified by the CDC as one where there is a greater likelihood that a conflict of interest may occur;

         (1) The contractor and/or contractor's employee(s), pursuant to the contract, makes or influences a governmental decision; or

         (2) The contractor and/or contractor's employees) serves in a staff capacity with the CDC and in that capacity participates in making a governmental decision or performs the same or substantially all the same duties for the CDC that would otherwise be performed by an individual holding a position specified in the CDC's Conflict of Interest Code.

CURRENT STATE EMPLOYEES:

         (1) No officer or employee shall engage in any employment, activity or enterprise from which the officer or employee receives compensation or has a financial interest and

         (1) which is sponsored or funded by any state agency, unless the employment, activity or enterprise is required as a condition of regular state employment.

         (2) No officer or employee shall contract on his or her own behalf as an independent contractor with any state agency to provide goods or services.

         (3) In addition to the above, CDC officials and employees shall also avoid actions resulting in or creating an appearance of:

                  (a) Using an official position for private gain;

                  (a) Giving  preferential  treatment to any particular  person;

                  (b) Losing independence or impartiality;

                  (c) Making a decision outside of official channels; and

                  (d) Affecting adversely the confidence of the public or local officials in the integrity of the program.

         (4) Officers and employees of the Department must not solicit, accept or receive directly or indirectly, any fee, commission, gratuity or gift from any person or business organization doing or seeking to do business with the state.


FORMER STATE EMPLOYEES:

         (1) For the two-year period from the date he or she left state employment, no former state officer or employee may enter into a contract in which he or she engaged in any of the negotiations, transactions, planning, arrangements or any part of the decision-making process relevant to the contract while employed in any capacity by any state agency.

         (1) For the twelve-month period from the date he or she left state employment, no former state officer or employee may enter into a contract with any state agency if he or she was employed by that state agency in a policy-making position in the same general subject area as the proposed contract within the 12-month period prior to his or her leaving state service.

         In addition to the above, the Contractor shall avoid any conflict of interest whatsoever with respect to any financial dealings, employment services, or opportunities offered to inmates or parolees. The Contractor shall not itself employ or offer to employ inmates or parolees either directly, or indirectly through an affiliated company, person or business unless specifically authorized in writing by the CDC. In addition, the Contractor shall not (either directly, or indirectly through an affiliated company, person or business) engage in financial dealings with inmates or parolees, except to the extent that such financial dealings create no actual or potential conflict of interest, are available on the same terms to the general public, and have been approved in advance in writing by the CDC. For the purposes of this paragraph, "affiliated company, person or business" means any company, business, corporation, non-profit corporation, partnership, limited partnership, sole proprietorship, or other person or business entity of any kind which has any ownership or control interest whatsoever in the Contractor, or which is wholly or partially owned (more than 5% ownership) or controlled (any percentage) by the Contractor or , by the Contractor's owners, officers, principals, directors and/or shareholders, either directly or indirectly. "Affiliated companies, persons or businesses" include, but are not limited to, subsidiary-, parent-, or sister-companies or corporations, and any company, corporation, non-profit corporation, partnership, limited partnership, sole proprietorship, or other person or business entity of any kind that is wholly- or partially- owned or controlled, either directly or indirectly, by the Contractor or by the Contractor's owners, officers, principals, directors and/or shareholders.

         The contractor shall have a continuing duty to disclose to the State in writing all interests and activities that create an actual or potential conflict of interest in performance of the contract.

         The Contractor shall have a continuing duty to keep the State timely and fully apprised in writing of any material changes in the Contractor's business structure and/or status. This includes any changes in business form, such as a change from sole proprietorship or partnership into a corporation or vice-versa; any changes in company ownership; any dissolution of the business; any change of the name of the business; any filing in bankruptcy; any revocation of corporate status by the Secretary of State; and any other material changes in the Contractor's business status or structure that could affect the performance of the Contractor's duties under the contract.

         If the Contractor violates any provision of the above paragraphs, such action by the Contractor shall render this Agreement void.

         Members of boards and commissions are exempt from this section if they do not receive payment other than payment of each meeting of the board or commission, payment for preparatory time and payment for per diem.

Telescience International, Inc., DBA                                Attachment C
     Telescience Medical Systems


                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                                  BID PROPOSAL

                TEMPORARY/RELIEF PSYCHIATRIC TECHNICIAN SERVICES

                            CONTRACT NUMBER ICM03232


         The bidder hereby proposes and agrees to furnish all labor, (materials, supplies, licenses/permits, equipment and transportation necessary to perform all services required for the foregoing titled work in accordance with the Scope of Services, all Terms and Conditions and such addenda thereto as may be issued prior to the public bid opening date at the rates set forth in Attachment C-1. Attachment C-1 must be submitted with this bid proposal.

         The rates set forth in Attachment C-1, shall remain in force for the stated term of the contract and shall include every item of expense, direct and indirect, including any taxes incidental to the bid price(s).

         By virtue of submitting a bid,, the undersigned is accepting the terms and conditions expressed in this IFB.

COMPANY NAME:
TeleScience International, Inc., Medical Systems Division

STREET ADDRESS:                                        P.O. BOX:
8150 Leesburg Pike No. 1200

CITY/STATE/ZIP CODE:                                   CITY/STATE/ZIP CODE:
Vienna, Virginia  22182

TELEPHONE NUMBER:                                      FAX NUMBER:
(703) 641-8890 Ext. 133                                (703) 641-8949

FEDERAL ID or SOCIAL SECURITY NUMBER:                  E-MAIL ADDRESS:
54-1433399                                             cwallace@telescience.com

TAX STATUS  [ ] individual/Sole Proprietor     [ ] Estate or Trust    [ ] Partnership
            [X] Corporation (State in which                           [ ] Other:
                incorporated VA)

PRINT NAME AND TITLE OF PERSON SIGNING:
Christopher M. Wallace, Vice President, Medical Systems

SIGNATURE OF AUTHORIZED REPRESENTATIVE:                DATE:
/s/ Christopher M. Wallace                             /s/ 6 January 2004

         Rates must be provided for all services listed on Attachment C-1. Failure to provide the required rates shall be cause for rejection of your bid.

         Bidders may submit bids for any and all locations. If a bidder is the lowest bidder for more than one location, all of the locations awarded to that bidder will be incorporated into one contract.


SMALL BUSINESS PREFERENCE.

         Section 14835, et seq. of the California Government Code requires that a five percent (5%) preference be given to bidders who qualify as a small business/micro business. The rules and regulations of this law are contained in Title 2, California Code of Regulations, Section 1896, et seq. A copy of the regulation is available upon request. To claim the small or micro business preference, which may not exceed $50,000 for any bid, your firm must have its principal place of business located in California, have a completed application (including proof of annual receipts) on file with the Department of General Services (DGS), Procurement Division, Office of Small Business and DVBE Certification (OSDC), by 5:00 p.m. on the date bids are opened, and be verified by such office. Questions regarding the preference approval process should be directed to the above-mentioned office at (916) 375-4940.

         Current law encourages state departments to first consider a Small Business Enterprise (Small)/Microbusiness Enterprise (Micro) for contracting opportunities. The California Department of Corrections (CDC) is committed to supporting Small and Micro business participation in state contracting and seeks to use certified small/micro businesses whenever possible. Therefore, if you are a small/micro business, but are not certified, it is to your advantage to become certified. Please contact the OSDC for certification information. The OSDC can be reached at the telephone number above or via their Internet website (www.dgs.ca.gov/osbcr).

         CDC is mandated to complete a Small Business Report to include each contractor who does business with the State. It is important to know whether your firm is considered a small, micro, or large business in accordance with State Government Code standards. Therefore, failure to complete the Prime Contractor information section on the attached Subcontractor/Consultant List will result in the classification of your business as a large business.

         In addition to reporting those subcontractors and consultants known by you to be certified small/micro businesses, we ask that you encourage any subcontractor(s) and/or consultant(s) not currently certified as a small/micro business, but believed to meet the certification requirements specified below, to become certified through the, DGS, OSDC. For assistance in becoming certified, contact the DGS, OSDC or the CDC contact person identified in this proposal.

         Small/Micro Business Enterprise means a business certified by the Small Business and DVBE Certification Program in which:

         1. The principal office is located in California

         2. The officers are domiciled in California

         3. The business is independently owned and operated

         4. The business, with any affiliates, is not dominant in its field of operation; and

         5. a. For Small Business, either:

                           1) The business,  together with any  affiliates,  has
100 or fewer employees and averaged annual gross receipts of $10,000,000 or less over the previous three years, or

                           2) The business is a  manufacturer  with 100 or fewer
employees

                  b. For Micro Business, either:

                           1) The business,  together with any  affiliates,  has
100 or fewer employees and averaged annual gross receipts of $2,500,000 or less over the previous three years, or

                           2) The  business is a  manufacturer  with 25 or fewer
employees

PRIME CONTRACTOR NAME: __________________________________________

[ ] I am a small business enterprise.

My DGS reference number is: _____________________________________

[ ] I am a microbusiness enterprise.

My DGS reference number is: _____________________________________

[ ] I am a large business.


NOTE: FAILURE TO COMPLETE THIS SECTION WELL RESULT IN THE CLASSIFICATION OF YOUR
      BUSINESS AS A LARGE BUSINESS.

Telescience International, Inc., DBA                              Attachment C-1
      Telescience Medical Systems


                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                TEMPORARY/RELIEF PSYCHIATRIC TECHNICIAN SERVICES

                                   RATE SHEET

                              CONTRACT NO. ICM03232


         The bid rate is for all institutions within the group. However, the bidder is not required to bid on all groups. The award shall be based on the lour bid for each group.

----------------------------------------------------------------------------------------------------------------------------
                                                      EST. NO.
           INSTITUTION               HOURLY           OF HOURS             TOTAL # OF                TOTAL BID AMOUNT
                                      RATE               PER                 MONTHS                     PER GROUP
                                                       MONTH.                                         BASIS OF AWARD
----------------------------------------------------------------------------------------------------------------------------
1.   PBSP                           $ 27.00    X         320        X          36          =           $310,040.00
----------------------------------------------------------------------------------------------------------------------------
2.   CCC, HDSP                      $ 25.00    X         960        X          36          =           $864,000.00
----------------------------------------------------------------------------------------------------------------------------
3.   DVI, MA, SCC                   $ 25.00    X        1,356       X          36          =          $1,220,400.00
----------------------------------------------------------------------------------------------------------------------------
4.   CMF, SOL                       $ 25.00    X         680        X          36          =           $612,000.00
----------------------------------------------------------------------------------------------------------------------------
5.   FSP, SAC                       $ 25.00    X         839        X          36          =           $755,100.00
----------------------------------------------------------------------------------------------------------------------------
6.   SQ                             $ 25.00    X         880        X          36          =           $792,000.00
----------------------------------------------------------------------------------------------------------------------------
7.   CCWF, VSPW                     $ 25.00    X        1,008       X          36          =           $907,200.00
----------------------------------------------------------------------------------------------------------------------------
8.   SVSP, CTF                      $ 26.00    X         480        X          36          =           $449,280.00
----------------------------------------------------------------------------------------------------------------------------
9.   ASP, PVSP                      $ 26.00    X         696        X          36          =           $651,456.00
----------------------------------------------------------------------------------------------------------------------------
10. COR, CSA                        $ 25.00    X         824        X          36          =           $741,600.00
----------------------------------------------------------------------------------------------------------------------------
11. NKSP, WSP                       $ 26.00    X         280        X          36          =           $262,080.00
----------------------------------------------------------------------------------------------------------------------------
12. CCI, LAC                        $ 25.00    X        1,528       X          36          =          $1,375,200.00
----------------------------------------------------------------------------------------------------------------------------
13. CMC                             $ 25.00    X         304        X          36          =           $273,600.00
----------------------------------------------------------------------------------------------------------------------------
14. CIM, CIW, CRC                   $ 26.00    X         330        X          36          =           $308,880.00
----------------------------------------------------------------------------------------------------------------------------
15. CAL, CEN                        $ 26.00    X         664        X          36          =           $621,504.00
----------------------------------------------------------------------------------------------------------------------------
16. CVSP, ISP                       $ 26.00    X         150        X          36          =           $140,400.00
----------------------------------------------------------------------------------------------------------------------------
17. RJD                             $ 21.00    X        1,600       X          36          =          $1,209,600.00
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Contractor may offer a discount on invoices in order for the invoices to be paid within thirty (30) days of receipt. Discount offered must be at least one-half of one percent and a minimum of $5.00.

    Discount offered on invoices to be paid within 30 days of receipt = 0.5%

In the event of a tie, absent other determining factors, the lowest responsible bid with the highest discount shall prevail.

--------------------------------------------------------------------------------

Telescience International, Inc., DBA                                                                           Attachment D
       Telescience Medical Systems

                                                  LIST OF PARTICIPATING INSTITUTIONS

-------------------------------------------------- ---------------------- ----------------------- --------------------------
                                                      Estimated # Of
                   Institution                          Psychiatric                               Estimated # Of Hours per
                                                        Technicians            Shift Hours         Psychiatric Technician
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Avenal State Prison (ASP)
1 Kings Way
Avenal, CA 92104                                             2              8:00 am - 4:00 pm                172
Lynda Holm Chase (559) 386-7426
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Correctional Center (CCC)
711-045 Center Road
Susanville, CA 96127                                         2              7:00 am - 5:00 pm                g0
Steve Jones (530) 257-2181 ext. 5182 or 1215
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Correctional Institution (CCI)
End of Highway 202
Tehachapi, CA 93561                                          2              6:00 am - 2:00 pm                176
Pat Muro (661) 822-4402 ext. 3767
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Institution for Men (CIM)
14901 South Central Avenue
Chino, CA 91710                                              1                8:00 am 4:00pm                 10
Melissa Herl (909) 597-1821 ext. 4231
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Institution for Women (CIW)
16756 Chino-Corona Road
Frontera, CA 91720                                           2              7:00 am - 3:30 pm                80
Mildred Mason (909) 597-1771 ext. 4926
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Medical Facility (CMF)
1600 California Drive
Vacaville, CA 95687                                          1              8:00 am - 4:00 pm                176
Jennifer Host (707) 453-7040
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Men's Colony (CMC)                                               6:30 am - 2:30 pm
Highway 1                                                                   7: 00 am - 3:00 pm
San Luis Obispo, CA 93409-8101                               2              8:00 am - 4:00 pm                152
Christine Aiderete (8055) 547-7911 or 547-7671                              2:00 pm - 10:00 pm
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Rehabilitation Center (CRC)
5th Street & Western
Norco, CA 91760                                              2              7:00 am - 5:00 pm                80
Lynda Mixon (909) 737-2683 ext. 2102
-------------------------------------------------- ---------------------- ----------------------- --------------------------

-------------------------------------------------- ---------------------- ----------------------- --------------------------
                                                      Estimated # Of
                   Institution                          Psychiatric                               Estimated # Of Hours per
                                                        Technicians            Shift Hours         Psychiatric Technician
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California State Prison - Corcoran (COR)
4001 King Avenue
Corcoran, CA 93212-8309                                      2              6:00 am - 6:00 pm                172
Anita Conklin (559) 992-8800 ext. 7992
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California State Prison, Los Angeles County (LAC)
44750 60th Street West                                                      6:00 am - 2:00 pm
Lancaster, CA 93536-7620                                   6 - 7            2:00 pm - 10:00 pm               168
Barry Dixon (661) 729=2000 ext. 7030                                        10:00 pm - 6:00 am
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California State Prison - Sacramento (SAC)
Prison Road                                                  3              7:00 am - 3:00 pm                173
Bill Johnson (916) 985-8610 ext. 5616
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California State Prison - San Quentin (SQ)
San Quentin, CA 94964                                        5              8:00 am - 5:00 pm
David Wigley HPC (415) 455-5067                                                                              176
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California State Prison - Solano -(SOL)
2100 Peabody Road
Vacaville, CA 95687                                          3              8:00 am - 11:00 pm               168
Rosa Deal (707) 451-0182 ext. 5718
-------------------------------------------------- ---------------------- ----------------------- --------------------------
California Substance Abuse Treatment Facility
and State Prison at Corcoran (CSATF-CSA)
900 Quebec Avenue                                            3              7:00 am - 3:00 pm                160
Corcoran, CA 93212
Chief Medical Officer (559) 992-7194
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Calipatria State Prison (CAL)
8018 Blair Road
Calipatria, CA 92233                                         2              8:00 am - 5:00 pm                160
Vivian Mobley (760) 348-7000 ext. 5405
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Centinela State Prison (CIE-N)
2302 Brown Road
Imperial, CA 92251                                           2              7:00 am - 5-.00 pm               172
Charles Pickett (760) 337-7621 ,
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Central California Women's Facility (CCWF)
23370 Road 22
Chowchilla, CA 93610                                         3              8:00 am - 4:00 pm                176
Shay Shields (559) 665-5531 ext. 7012
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Chuckawalla Valley State Prison (CVSP)
19025 Wileys Well Road                                                      7:00 am - 6:00 pm
Blythe, CA 92225                                             2                                               60
John W. Culton (760) 922-9725
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Correctional Training Facility (CTF)
Highway 101 N                                                               7:00 am - 3:00 pm
Soledad, CA 93960                                            1                      or                       160
Adena Statzer (831) 678-3951 ext. 4150                                      10:00 am - 5:00 pm
-------------------------------------------------- ---------------------- ----------------------- --------------------------

-------------------------------------------------- ---------------------- ----------------------- --------------------------
                                                      Estimated # Of
                   Institution                          Psychiatric                               Estimated # Of Hours per
                                                        Technicians            Shift Hours         Psychiatric Technician
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Deuel Vocational Institution (DVI)
23500 Kasson Road
Tracy, CA 95376                                              2              8:00 am - 4:00 pm                174
George Leiser (209) 835-4141 ext. 5820
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Folsom State Prison (FSP)
Prison Road                                                                 6:00 am - 2:00 pm
Represa, CA 95671                                            2              2:00 pm -10:00 pm                160
Cynthia Hallo RN, HPC (916) 608-3121
-------------------------------------------------- ---------------------- ----------------------- --------------------------
High Desert State Prison (HDSP)
475-750 Rice Canyon Road                                                    6:00 am to 2:00 pm
Susanville, CA 96130                                         5             2:00 pm to 10:00 pm               160
Bill Murphy (530) 25105100 ext. 5400
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Ironwood State Prison (ISP)
19005 Wileys Wei! Road
Blythe, CA 92226
Chief Medical Officer (760) 921-3000 ext.                    3              8:00 am - 4:00 pm                10
6720
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Mule Creek State Prison (MC)
4001 Highway 104
lone, CA 95640                                               3                     Vary                      176
Barbara Walters (209) 274-4911 ext. 6425
-------------------------------------------------- ---------------------- ----------------------- --------------------------
North Kern State Prison-(N-K)
2737 West Cecil Avenue
Delano, CA 93215-0567                                        2              7:00 am - 5:00 pm                80
Robert Mekemson (661) 721-2345ext. 5917
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Pelican Bay State Prison (PB)
5905 Lake Earl Drive
Crescent City, CA 95531                                      2               5:00 am -1:00 pm                160
Martha Mendez (707) 564-1000 ext. 7002
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Pleasant Valley State Prison (PVSP)
24863 West Jayne Avenue                                                     8:00 am - 4:00 pm
Coalinga, CA 93210                                           2                      Or                       176
Martha Mendez (707) 465-1000 ext. 7002                                      7:00 am to 5:00 pm
-------------------------------------------------- ---------------------- ----------------------- --------------------------

-------------------------------------------------- ---------------------- ----------------------- --------------------------
                                                      Estimated # Of
                   Institution                          Psychiatric                               Estimated # Of Hours per
                                                        Technicians            Shift Hours         Psychiatric Technician
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Richard J. Donovan Correctional Facility at Rock
Mountain (RJD)
480 Alta Road                                               10              6:00. am - 2:30 pm               160
San Diego, CA 92179                                                         8:00 am - 4:30 pm
Dave Woodward (619) 661-6500 ext. 7073
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Salinas Valley State Prison (SVSP)
31625 Highway 101                                                           7:00 am - 8:00 pm
Soledad, CA 93960                                            4             (8 & 10 hour shifts)              80
Hang Luu (831) 678-5590
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Sierra Conservation Center (SCC)
5100 O' Byrnes Ferry Road                                                    8:00 am-4:00 pm
Jamestown, CA 95327                                         2.5             8:00 am - 6:00 pm                192
Dr. Howard (209) 984-5291 ext. 5354
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Valley State Prison for Women (VSPW)
21633 Avenue 24                                                             7:00 am - 3:00 pm
Chowchilla, CA 93610-0099                                    3              12:00 pm - 2:00 am               160
Judy Tucker (559) 665-6100 ext. 6812
-------------------------------------------------- ---------------------- ----------------------- --------------------------
Wasco State Prison Reception Center
(WSP)
701 Scofield Avenue                                          2              8:00 am - 4:00 pm              40 - 60
Wasco, CA 93280
Michael Songer (661) 758-8400 ext. 5906
-------------------------------------------------- ---------------------- ----------------------- --------------------------

Telescience International, Inc., DBA                                Attachment E
      Telescience Medical Systems

         Invoices  shall be submitted  to the  appropriate  Regional  Accounting
Offices:

---------------------------------------------- -------------------------------------------------
Bakersfield Regional Accounting Office         California Correctional Institution (CCI)
Attention: Accounts Payable                    Kern State Prison (NK)
P.O. Box 12050                                 Wasco State Prison (WSF)
Bakersfield, CA 93309
---------------------------------------------- -------------------------------------------------
Central Coast Regional Accounting Office       California Men's Colony (CMC)
Attention: Accounts Payable                    Avenal State Prison (ASP)
P.O. Box 7021                                  Pleasant Valley State Prison (PVSP)
Paso Robles, CA 93447-0147                     California Training Facility (CTF).
                                               Salinas Valley State Prison (SVSP)
---------------------------------------------- -------------------------------------------------
Central Valley Regional Accounting Office      Deuel Vocational Institution (DVI)
Attention: Accounts Payable                    Northern California Women's Facility (NCWF)
P.O. Box 4147                                  Mule Creek State Prison (MC)
Stockton, CA 95204-0147                        Sierra Conservation Center (SCC)
---------------------------------------------- -------------------------------------------------
Corcoran Regional Accounting Office            California State Prison-Corcoran (COR)
Attention: Accounts Payable                    California Substance Abuse Treatment Facility.
P.O. Box 5240                                  & State Prison at Corcoran (CSA)
Corcoran, CA 93212                             Central Valley Women's Facility (CCWF)
                                               Valley State Prison for Women (VSPW)
---------------------------------------------- -------------------------------------------------
North Coast Regional Accounting Office         California Medical Facility (CMF)
Attention: Accounts Payable,                   California State Prison-Solano (SOL)
P.O. Box 187016                                California State Prison-San Quentin (SQ)
Sacramento, CA 95818-7016                      Pelican Bay State Prison (PB)
---------------------------------------------- -------------------------------------------------
Sacramento Regional Accounting Office          California Correctional Center (CCC)
Attention: Accounts Payable                    High Desert State Prison (HD)
P.O. Box 187015                                Folsom State Prison (FSP)
Sacramento, CA 95818-7015                      California State Prison - Sacramento (SAC)
---------------------------------------------- -------------------------------------------------
Southern California Regional Accounting
Office Attention: Accounts Payable             Richard J. Donovan Correctional Training
P.O. Box 6000                                  Center (RJD)
Rancho Cucamonga, CA 91729-6000
---------------------------------------------- -------------------------------------------------

         Please send a copy of the monthly recap to:


                            Department of Corrections
                           Contract Management Branch
                      Institution Medical Contracts Section
                         Regional Contracts Unit Manager
                                 P.O. Box 942883
                            Sacramento, CA 94283-0001